UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 12, 2005
Date of Report (Date of earliest event reported)

UNIVERSAL TECHNICAL INSTITUTE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31923	86-0226984
(Commission File Number)	(IRS Employer Identification No.)

20410 North 19th Avenue, Suite, 200, Phoenix, Arizona, 85027
(Address of Principal Executive Office) (Zip Code)

623-445-9500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

          On December 12, 2005, Universal Technical Institute, Inc. issued a press release and reported 21% net revenue growth and 38% net income improvement for the fourth quarter of fiscal 2005.  A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

          In accordance with General Instruction B.2 of Form 8-K, the information in the Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth in such filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

EXHIBIT #	DESCRIPTION

99.1	Press Release of Universal Technical Institute, Inc., dated December 12, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL TECHNICAL INSTITUTE, INC.

Date: December 12, 2005	By:	/s/ Jennifer L. Haslip

	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION

99.1	Press Release of Universal Technical Institute, Inc., dated December 12, 2005.